UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2025, Nukkleus Inc. (the “Company”) completed its 2025 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock, $0.0001 par value per share (the “Common Stock”), entitled to vote at the Annual Meeting was 13,550,766 shares. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 5,135,897 shares of Common Stock, representing a quorum. The following actions were taken at the Annual Meeting:

Proposal No. 1: Election of Directors

The first proposal was the election of five (5) directors each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The vote on the proposal was as follows:

Name of Nominee	FOR	WITHHELD	BROKER NON-VOTE
Menachem Shalom	5,125,178	10,719	0
David Rokach	4,928,925	206,972	0
Tomer Nagar	5,119,057	16,840	0
Aviva Volodarsky	5,041,814	94,083	0
Reuven Yeganeh	5,041,088	94,809	0

Each nominee was elected.

Proposal No. 2: Ratification of the Appointment of Independent External Auditors

The second proposal was the ratification of the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the year ending December 31, 2025. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,120,639	10,837	4,421	0

Proposal No. 2 was approved by a majority of shares of Common Stock present in person or by proxy at the Annual Meeting.

Proposal No. 3: Approval and Adoption of the 2025 Equity Incentive Plan and Authorization of 3,950,000 Shares of Common Stock for Issuance Thereunder

The third proposal was the approval and adoption of the Company’s 2025 Equity Incentive Plan and the authorization of 3,950,000 shares of Common Stock for issuance under the 2025 Equity Incentive Plan. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,830,626	302,091	3,180	0

Proposal No. 3 was approved by a majority of shares of Common Stock present in person or by proxy at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: November 10, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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